Exhibit 32

                    Certification of Chief Executive and
                          Chief Financial Officers
           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Chapter 63, Title 18 U.S.C. 1350(a) and (b)), the undersigned hereby certify that the Quarterly Report on Form 10-Q for the period ended July 31, 2003 of North European Oil Royalty Trust (the "Trust") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.



Dated: September 5, 2003

                           /s/ John H. Van Kirk
                          --------------------------------------------------
                               John H. Van Kirk
                               Managing Trustee (Chief Executive Officer)



                           /s/ John R. Van Kirk
                          --------------------------------------------------
                               John R. Van Kirk
                               Managing Director (Chief Financial Officer)